UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

MUFG Americas Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-5911
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On February 10, 2015, MUFG Americas Holdings Corporation ( the “Company”) issued $450,000,000 in aggregate principal amount of its 1.625% Senior Notes due 2018 (the “2018 Fixed Rate Notes”), $1,000,000,000 in aggregate principal amount of its 2.250% Senior Notes due 2020 (the “2020 Fixed Rate Notes”), $500,000,000 in aggregate principal amount of its 3.000% Senior Notes due 2025 (the “2025 Fixed Rate Notes” and, together with the 2018 Fixed Rate Notes and the 2020 Fixed Rate Notes, the “Fixed Rate Notes”), and $250,000,000 in aggregate principal amount of its Floating Rate Senior Notes due 2018 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Senior Notes”) at a price to the public of 99.933% of the principal amount of the 2018 Fixed Rate Notes, 99.981% of the principal amount of the 2020 Fixed Rate Notes, 99.469% of the principal amount of the 2025 Fixed Rate Notes and 100.000% of the principal amount of the Floating Rate Notes (collectively, the “Senior Notes Offering”). The Senior Notes Offering was completed pursuant to a prospectus, filed as a part of the Company’s Registration Statement on Form F-3 (File No. 333-201746) with the Securities and Exchange Commission, dated February 4, 2015, as supplemented by a prospectus supplement dated February 5, 2015. In connection with the Senior Notes Offering, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein and for whom Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc. acted as representatives. The 2018 Fixed Rate Notes were sold to the underwriters at a price of 99.683% of the principal amount thereof, the 2020 Fixed Rate Notes were sold to the underwriters at a price of 99.631% of the principal amount thereof, the 2025 Fixed Rate Notes were sold to the underwriters at a price of 99.019% of the principal amount thereof and the Floating Rate Notes were sold to the underwriters at a price of 99.750% of the principal amount thereof. The Senior Notes were issued pursuant to an indenture dated as of December 8, 2003 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Rate of Interest; Interest Payment Dates

The 2018 Fixed Rate Notes will bear interest at the rate of 1.625% per year, payable on February 9 and August 9 of each year, beginning on August 9, 2015. The 2020 Fixed Rate Notes will bear interest at the rate of 2.250% per year, payable on February 10 and August 10 of each year, beginning on August 10, 2015. The 2025 Fixed Rate Notes will bear interest at the rate of 3.000% per year, payable on February 10 and August 10 of each year, beginning on August 10, 2015. The Floating Rate Notes will bear interest at a variable rate equal to three-month LIBOR (determined as set forth in the Officer’s Certificate establishing the terms of the Senior Notes, attached hereto as Exhibit 4.1) plus 0.57%, payable quarterly on February 9, May 9, August 9 and November 9 of each year, beginning on May 9, 2015. The Senior Notes will be senior unsecured obligations of the Company and will rank senior to all of its existing and future subordinated debt and will rank equally in right of payment with all of its existing and future unsecured and unsubordinated debt. However, the Senior Notes will be effectively subordinated to any secured indebtedness incurred by the Company, to the extent of the value of the assets securing the same, and structurally subordinated to all indebtedness of the Company’s subsidiaries, including MUFG Union Bank, N.A. (“MUB”). The Company does not plan to list the Senior Notes on any national securities exchange.

Stated Maturity; Redemption

The 2018 Fixed Rate Notes and the Floating Rate Notes will mature on February 9, 2018 and will not be redeemable by the Company prior to January 9, 2018. On or after January 9, 2018 the Company may, at its option at any time and from time to time, redeem the 2018 Fixed Rate Notes or the Floating Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed plus accrued interest to the date of redemption.

The 2020 Fixed Rate Notes will mature on February 10, 2020. On or after August 10, 2015 and prior to January 10, 2020, the Company may, at its option at any time and from time to time, redeem the 2020 Fixed Rate Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2020 Fixed Rate Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2020 Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officer’s Certificate establishing the terms of the Senior Notes, attached hereto as Exhibit 4.1) plus 15 basis points plus, in each case, accrued interest to the date of redemption. On or after January 10, 2020, the Company may, at its option at any time and from time to time, redeem the 2020 Fixed Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2020 Fixed Rate Notes being redeemed plus accrued interest to the date of redemption.

The 2025 Fixed Rate Notes will mature on February 10, 2025. On or after August 10, 2015 and prior to January 10, 2025, the Company may, at its option at any time and from time to time, redeem the 2025 Fixed Rate Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2025 Fixed Rate Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2025 Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officer’s Certificate establishing the terms of the Senior Notes, attached hereto as Exhibit 4.1) plus 20 basis points plus, in each case, accrued interest to the date of redemption. On or after January 10, 2025, the Company may, at its option at any time and from time to time, redeem the 2025 Fixed Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2025 Fixed Rate Notes being redeemed plus accrued interest to the date of redemption.

Use of Proceeds

The net proceeds from the Senior Notes Offering were approximately $2.186 billion, after deducting estimated expenses and underwriting discounts and will be used by the Company for general corporate purposes, including working capital, acquisitions and other business opportunities. Pending final use, the Company may invest the net proceeds from this offering in deposits or other instruments issued by MUB.

The foregoing summary of the terms of the Underwriting Agreement and the Senior Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, attached hereto as Exhibit 1.1; (ii) the Officer’s Certificate establishing the terms of the Senior Notes, attached hereto as Exhibit 4.1; and (iii) the form of the Senior Notes, attached hereto as Exhibits 4.2, 4.3, 4.4 and 4.5, each of which is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

1.1                               Underwriting Agreement, dated February 5, 2015, between the Company and the several underwriters named in Schedule II thereto and for whom Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc. acted as representatives.

4.1                               Officer’s Certificate establishing the terms of the Senior Notes, dated February 10, 2015.

4.2                               Form of 1.625% Senior Note due 2018 (included as Exhibit A to Exhibit 4.1).

4.3                               Form of 2.250% Senior Note due 2020 (included as Exhibit B to Exhibit 4.1).

4.4                               Form of 3.000% Senior Note due 2025 (included as Exhibit C to Exhibit 4.1).

4.5                               Form of Floating Rate Senior Note due 2018 (included as Exhibit D to Exhibit 4.1).

5.1                               Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1                        Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2015

MUFG AMERICAS HOLDINGS CORPORATION

By:	/s/ Michael F. Coyne
Michael F. Coyne
General Counsel
(Duly Authorized Officer)

EXHIBIT INDEX

1.1

Underwriting Agreement, dated February 5, 2015, between the Company and the several underwriters named in Schedule II thereto and for whom Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc. acted as representatives.

4.1	Officer’s Certificate establishing the terms of the Senior Notes, dated February 10, 2015.

4.2	Form of 1.625% Senior Note due 2018 (included as Exhibit A to Exhibit 4.1).

4.3	Form of 2.250% Senior Note due 2020 (included as Exhibit B to Exhibit 4.1).

4.4	Form of 3.000% Senior Note due 2025 (included as Exhibit C to Exhibit 4.1).

4.5	Form of Floating Rate Senior Note due 2018 (included as Exhibit D to Exhibit 4.1).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).